UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03591

CALVERT VARIABLE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
VP SRI Balanced Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP SRI Balanced Portfolio

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2022 was one of the rare moments when equity and fixed-income assets moved largely in sync -- downward. Most major U.S. stock and bond indexes posted double-digit declines during the period as markets were dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021. In anticipation of U.S. Federal Reserve (the Fed) interest rate hikes, bond performance turned negative as well.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The Fed -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock and bond prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. Fixed-income investors enjoyed a November rally as well. The stock and bond rallies were driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors considered the prospect that rates could stay higher for longer than previously expected, equity and fixed-income prices declined in the final month of 2022.
For the period as a whole, the S& P 500® Index, a broad measure of U.S. stocks, returned -18.11%; the technology-laden Nasdaq Composite Index returned -32.54%; the Bloomberg U.S. Treasury Index returned -12.46%; and the Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income markets, returned -13.01%.
Fund Performance
For the 12-month period ended December 31, 2022, Calvert VP SRI Balanced Portfolio (the Fund) returned -15.41% for Class I shares at net asset value (NAV), outperforming its primary benchmark, the Russell 1000® Index (the Index), which returned -19.13%. The Fund also outperformed its secondary benchmark, an internally constructed blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index (the Bond Index), which returned -16.41% during the period.
Rather than its long-term 60%/40% equities/fixed-income strategic allocation, the Fund maintained a lower proportion of equities to fixed-income assets during the period, which contributed to returns relative to the Index. In the equity portfolio, security selections contributed to relative returns during the period. Selections in information technology and communication services were particularly beneficial.
The Fund’s underweight exposure to electric car maker Tesla, Inc. (Tesla) contributed to performance relative to the Index during the period. Lower consumer demand for automobiles, price cuts in response to increased competition, and a high company valuation weighed on Tesla’s share price, which fell during the period. Investors were also concerned that CEO Elon Musk’s attention was being diverted by his purchase of social media firm Twitter. By period-end, Tesla was sold from the Fund.
An underweight allocation to social media company Meta Platforms, Inc. (Meta) contributed to relative returns during the period. Meta’s value fell on investor concerns about the strategic direction of the company, and perceptions that its share price was higher than justified.
On a sector level, an underweight allocation to energy -- one of only two sectors with positive returns during the period, and the best-performing sector by far -- detracted from returns relative to the Index. Stock selections in the energy sector further detracted from relative returns. Stock selections in the financials sector also weighed on relative returns during the period.
Alphabet, Inc. (Alphabet) was a leading detractor from returns relative to the Index during the period. Alphabet’s share price fell as the technology conglomerate did not meet its earnings targets during the year and its financial projections disappointed investors.
The Fund’s lack of exposure to Exxon Mobil Corp. (Exxon Mobil) also detracted from relative performance. Exxon Mobil’s share price rose as the oil and gas producer’s earnings reports exceeded expectations on the strength of rising energy prices during the period.
In the Fund’s fixed-income portion, duration positioning contributed to returns relative to the Bond Index. The Fund’s exposure to high yield bonds and overweight exposure to asset-backed securities also aided relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Management's Discussion of Fund Performance† — continued

Meanwhile, security selections overall detracted from relative returns. Selections in investment-grade corporate securities and asset-backed securities particularly weighed on performance relative to the Bond Index. The fixed-income portfolio’s underweight allocation to U.S. Treasurys also detracted from relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Vishal Khanduja, CFA, Brian S. Ellis, CFA and Charles B. Gaffney, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	09/02/1986	09/02/1986	(15.41)%	6.32%	7.57%
Class F at NAV	10/18/2013	09/02/1986	(15.47)	6.13	7.28

Russell 1000® Index	—	—	(19.13)%	9.13%	12.37%
Bloomberg U.S. Aggregate Bond Index	—	—	(13.01)	0.02	1.06
Balanced Blended Benchmark	—	—	(16.41)	5.80	7.98

% Total Annual Operating Expense Ratios[3]	Class I	Class F
	0.63%	0.88%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2012	$20,191	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Fund Profile

Asset Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

Fixed-Income Allocation (% of total investments)

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Balanced Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. Prior to 11/1/15, the fixed income component was the Bloomberg U.S. Credit Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,000.60	$3.28	0.65%
Class F	$1,000.00	$1,000.70	$4.49	0.89%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,021.93	$3.31	0.65%
Class F	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments

Asset-Backed Securities — 6.7%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$148	$ 140,135
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	43	39,000
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	436	335,585
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	600	525,658
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	350	305,081
Conn's Receivables Funding, LLC:
Series 2021-A, Class A, 1.05%, 5/15/26(1)	1	633
Series 2021-A, Class B, 2.87%, 5/15/26(1)	520	510,883
Series 2021-A, Class C, 4.59%, 5/15/26(1)	155	148,123
Series 2022-A, Class B, 9.52%, 12/15/26(1)	842	835,572
Series 2022-A, Class C, 0.00%, 12/15/26(1)	600	434,114
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	283	245,599
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	81	73,872
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	415	340,835
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	99	77,072
Diamond Issuer, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	782	650,067
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	61	57,016
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	345	324,202
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	55	51,998
FMC GMSR Issuer Trust:
Series 2021-GT1, Class A, 3.62%, 7/25/26(1)(2)	100	81,488
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(2)	420	338,009
Series 2022-GT1, Class A, 6.19%, 4/25/27(1)	100	89,153
Series 2022-GT2, Class A, 7.90%, 7/25/27(1)	350	330,369
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	170	150,057
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	221	160,795
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	176	151,570
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	279	251,494
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	200	191,604
Series 2021-3, Class B, 0.76%, 2/26/29(1)	203	190,904
Lendingpoint Asset Securitization Trust:
Series 2022-A, Class A, 1.68%, 6/15/29(1)	128	126,923
Security	Principal Amount (000's omitted)	Value
Lendingpoint Asset Securitization Trust: (continued)
Series 2022-C, Class A, 6.56%, 2/15/30(1)	$621	$ 617,983
Loanpal Solar Loan, Ltd., Series 2020-1GS, Class C, 2.00%, 6/20/47(1)	80	61,768
Mill City Solar Loan, Ltd., Series 2020-1A, Class C, 2.00%, 6/20/47(1)	164	134,948
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	186	173,092
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	449	386,207
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	51	44,570
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	51	45,150
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	92	77,175
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	110	93,255
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	190	149,314
Series 2021-1A, Class C, 2.25%, 12/20/46(1)	482	419,557
Series 2021-3A, Class C, 1.77%, 6/20/52(1)	100	84,372
Series 2022-2A, Class D, 8.29%, 1/21/53(1)	100	97,676
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	384	308,976
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	602	532,837
OneMain Financial Issuance Trust:
Series 2020-1A, Class A, 3.84%, 5/14/32(1)	164	163,117
Series 2022-S1, Class A, 4.13%, 5/14/35(1)	495	467,440
Oportun Funding XIV, LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	100	92,669
Oportun Funding, LLC, Series 2022-1, Class A, 3.25%, 6/15/29(1)	350	342,768
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	361	315,633
Series 2021-B, Class C, 3.65%, 5/8/31(1)	100	84,106
Series 2021-C, Class A, 2.18%, 10/8/31(1)	1,850	1,620,325
Series 2021-C, Class B, 2.67%, 10/8/31(1)	220	191,219
Series 2022-2, Class C, 9.36%, 10/9/29(1)	125	122,253
Pagaya AI Debt Selection Trust:
Series 2020-3, Class B, 3.22%, 5/17/27(1)	36	35,720
Series 2021-2, 3.00%, 1/25/29(1)	283	263,784
Series 2021-3, Class A, 1.15%, 5/15/29(1)	472	460,078
Series 2021-5, Class A, 1.53%, 8/15/29(1)	412	397,701
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	134	126,084
Planet Fitness Master Issuer, LLC, Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	272	223,902
Prosper Marketplace Issuance Trust, Series 2019-4A, Class C, 4.95%, 2/17/26(1)	31	30,973
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	158	127,358
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	179	134,659

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	$921	$ 820,104
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	201	194,773
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	510	454,405
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	237	214,378
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	2,122	2,072,117
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	200	187,372
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	342	304,746
Sunnova Helios V Issuer, LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	297	242,384
Sunnova Helios X Issuer, LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)	491	454,842
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class A, 2.73%, 11/1/55(1)	546	429,718
Sunnova Sol Issuer, LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)	96	80,330
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	201	177,645
Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45(1)	278	259,528
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	252	197,300
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)	695	637,959
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	159	140,811
Theorem Funding Trust:
Series 2021-1A, Class B, 1.84%, 12/15/27(1)	100	93,175
Series 2022-3A, Class A, 7.60%, 4/15/29(1)	182	181,186
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	416	383,754
Upstart Pass-Through Trust, Series 2020-ST1, Class A, 3.75%, 2/20/28(1)	71	69,123
Vantage Data Centers Issuer, LLC:
Series 2018-2A, Class A2, 4.196%, 11/15/43(1)	77	74,906
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	290	275,844
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	735	605,402
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	224	192,952
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	377	289,364
Willis Engine Structured Trust V, Series 2020-A, Class B, 4.212%, 3/15/45(1)	211	146,170
Total Asset-Backed Securities (identified cost $27,461,115)		$ 24,764,768

Collateralized Mortgage Obligations — 1.3%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 5.678%, (30-day average SOFR + 1.75%), 3/25/31(1)(3)	$70	$ 69,977
Series 2021-1A, Class M1B, 6.128%, (30-day average SOFR + 2.20%), 3/25/31(1)(3)	155	153,238
Series 2021-1A, Class M1C, 6.878%, (30-day average SOFR + 2.95%), 3/25/31(1)(3)	150	143,720
Series 2021-2A, Class M1A, 5.128%, (30-day average SOFR + 1.20%), 6/25/31(1)(3)	371	367,579
Series 2021-3A, Class A2, 4.928%, (30-day average SOFR + 1.00%), 9/25/31(1)(3)	215	200,237
Series 2021-3A, Class M1B, 5.328%, (30-day average SOFR + 1.40%), 9/25/31(1)(3)	170	161,297
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	418	366,832
Eagle Re, Ltd., Series 2021-2, Class M1C, 7.378%, (30-day average SOFR + 3.45%), 4/25/34(1)(3)	150	144,348
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2018-DNA1, Class M2AT, 5.439%, (1 mo. USD LIBOR + 1.05%), 7/25/30(3)	29	29,451
Series 2019-DNA3, Class B2, 12.539%, (1 mo. USD LIBOR + 8.15%), 7/25/49(1)(3)	85	86,599
Series 2019-DNA4, Class M2, 6.339%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(3)	24	23,755
Series 2019-HQA2, Class B1, 8.489%, (1 mo. USD LIBOR + 4.10%), 4/25/49(1)(3)	65	66,364
Series 2019-HQA4, Class B1, 7.339%, (1 mo. USD LIBOR + 2.95%), 11/25/49(1)(3)	20	19,592
Series 2020-DNA6, Class B1, 6.928%, (30-day average SOFR + 3.00%), 12/25/50(1)(3)	25	23,588
Series 2020-HQA2, Class B1, 8.489%, (1 mo. USD LIBOR + 4.10%), 3/25/50(1)(3)	41	40,455
Series 2021-DNA3, Class M1, 4.678%, (30-day average SOFR + 0.75%), 10/25/33(1)(3)	104	103,020
Series 2022-DNA2, Class M1A, 5.228%, (30-day average SOFR + 1.30%), 2/25/42(1)(3)	305	301,687
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 9.639%, (1 mo. USD LIBOR + 5.25%), 10/25/23(3)	107	109,663
Series 2014-C02, Class 2M2, 6.989%, (1 mo. USD LIBOR + 2.60%), 5/25/24(3)	40	40,577
Series 2014-C03, Class 2M2, 7.289%, (1 mo. USD LIBOR + 2.90%), 7/25/24(3)	55	55,412
Series 2014-C04, Class 1M2, 9.289%, (1 mo. USD LIBOR + 4.90%), 11/25/24(3)	181	189,673
Series 2018-R07, Class 1M2, 6.789%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(3)	24	24,333
Series 2019-R01, Class 2B1, 8.739%, (1 mo. USD LIBOR + 4.35%), 7/25/31(1)(3)	55	55,355
Series 2019-R02, Class 1B1, 8.539%, (1 mo. USD LIBOR + 4.15%), 8/25/31(1)(3)	55	56,171

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2019-R02, Class 1M2, 6.689%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(3)	$2	$ 1,846
Series 2019-R03, Class 1B1, 8.489%, (1 mo. USD LIBOR + 4.10%), 9/25/31(1)(3)	55	56,139
Series 2019-R05, Class 1B1, 8.489%, (1 mo. USD LIBOR + 4.10%), 7/25/39(1)(3)	77	78,503
Series 2019-R06, Class 2B1, 8.139%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(3)	330	325,488
Series 2019-R07, Class 1B1, 7.789%, (1 mo. USD LIBOR + 3.40%), 10/25/39(1)(3)	109	106,688
Series 2020-R02, Class 2B1, 7.389%, (1 mo. USD LIBOR + 3.00%), 1/25/40(1)(3)	405	366,081
Series 2021-R01, Class 1B2, 9.928%, (30-day average SOFR + 6.00%), 10/25/41(1)(3)	142	130,594
Series 2021-R02, Class 2B1, 7.228%, (30-day average SOFR + 3.30%), 11/25/41(1)(3)	12	11,317
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	273	255,098
Home Re, Ltd.:
Series 2018-1, Class M2, 7.389%, (1 mo. USD LIBOR + 3.00%), 10/25/28(1)(3)	280	278,361
Series 2021-1, Class M1B, 5.939%, (1 mo. USD LIBOR + 1.55%), 7/25/33(1)(3)	174	173,042
Series 2021-1, Class M2, 7.239%, (1 mo. USD LIBOR + 2.85%), 7/25/33(1)(3)	150	137,467
Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 7.989%, (1 mo. USD LIBOR + 3.60%), 10/25/30(1)(3)	12	12,399
Total Collateralized Mortgage Obligations (identified cost $4,919,255)		$ 4,765,946

Commercial Mortgage-Backed Securities — 4.3%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(2)	$695	$ 547,921
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(2)	325	244,361
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(2)	485	334,138
BBCMS Mortgage Trust:
Series 2017-DELC, Class A, 5.293%, (1 mo. USD LIBOR + 0.975%), 8/15/36(1)(3)	305	299,865
Series 2017-DELC, Class F, 7.943%, (1 mo. USD LIBOR + 3.625%), 8/15/36(1)(3)	156	150,173
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 5.37%, (1 mo. USD LIBOR + 1.034%), 10/15/36(1)(3)	715	706,697
Series 2019-XL, Class B, 5.53%, (1 mo. USD LIBOR + 1.194%), 10/15/36(1)(3)	281	275,798
Series 2021-VOLT, Class B, 5.268%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(3)	666	629,332
Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust: (continued)
Series 2021-VOLT, Class C, 5.418%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(3)	$204	$ 191,922
Series 2021-VOLT, Class D, 5.968%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(3)	702	658,982
CSMC, Series 2022-NWPT, Class A, 7.478%, (1 mo. SOFR + 3.143%), 9/9/24(1)(3)	290	287,529
Extended Stay America Trust:
Series 2021-ESH, Class A, 5.398%, (1 mo. USD LIBOR + 1.08%), 7/15/38(1)(3)	226	220,288
Series 2021-ESH, Class C, 6.018%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(3)	586	563,485
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	1,440	1,271,224
Series KG03, Class A2, 1.297%, 6/25/30(2)	305	244,093
Series KSG1, Class A2, 1.503%, 9/25/30	278	225,130
Series KW06, Class A2, 3.80%, 6/25/28(2)	530	512,056
Series W5FX, Class AFX, 3.214%, 4/25/28(2)	192	178,662
Federal National Mortgage Association:
Series 2017-M13, Class A2, 2.932%, 9/25/27(2)	517	483,578
Series 2018-M13, Class A2, 3.744%, 9/25/30(2)	1,366	1,302,603
Series 2019-M1, Class A2, 3.547%, 9/25/28(2)	412	395,599
Series 2019-M22, Class A2, 2.522%, 8/25/29	496	439,970
Series 2020-M1, Class A2, 2.444%, 10/25/29	963	844,370
Series 2020-M20, Class A2, 1.435%, 10/25/29	605	493,064
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 7.639%, (1 mo. USD LIBOR + 3.25%), 10/25/49(1)(3)	221	207,898
Series 2020-01, Class M10, 8.139%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(3)	525	486,882
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 5.468%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(3)	989	962,056
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	300	59,668
Series 2014-DSTY, Class C, 3.805%, 6/10/27(1)(2)	100	9,938
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class A, 5.968%, (1 mo. USD LIBOR + 1.65%), 5/15/36(1)(3)(5)	473	452,353
Series 2019-BPR, Class B, 6.668%, (1 mo. USD LIBOR + 2.35%), 5/15/36(1)(3)(5)	187	175,544
Series 2019-BPR, Class C, 7.618%, (1 mo. USD LIBOR + 3.30%), 5/15/36(1)(3)(5)	100	92,695
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41(1)	618	494,539
VMC Finance, LLC:
Series 2021-HT1, Class A, 5.989%, (1 mo. USD LIBOR + 1.65%), 1/18/37(1)(3)	389	377,029
Series 2021-HT1, Class B, 8.839%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(3)	753	706,309

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755%, 8/10/31(1)(2)	$450	$ 376,625
Total Commercial Mortgage-Backed Securities (identified cost $17,802,622)		$ 15,902,376

Common Stocks — 56.0%

Security	Shares	Value
Auto Components — 0.5%
Aptiv PLC(6)	18,300	$ 1,704,279
		$ 1,704,279
Banks — 1.6%
PNC Financial Services Group, Inc. (The)	16,600	$ 2,621,804
Wells Fargo & Co.	76,500	3,158,685
		$ 5,780,489
Beverages — 3.4%
Coca-Cola Co. (The)	97,600	$ 6,208,336
PepsiCo, Inc.	35,400	6,395,364
		$ 12,603,700
Biotechnology — 1.6%
AbbVie, Inc.	36,200	$ 5,850,282
		$ 5,850,282
Capital Markets — 3.1%
Intercontinental Exchange, Inc.	40,600	$ 4,165,154
S&P Global, Inc.(6)	8,500	2,846,990
Stifel Financial Corp.	37,300	2,177,201
Tradeweb Markets, Inc., Class A	36,403	2,363,647
		$ 11,552,992
Chemicals — 1.5%
FMC Corp.	21,900	$ 2,733,120
Linde PLC	7,900	2,576,822
		$ 5,309,942
Commercial Services & Supplies — 0.7%
Waste Management, Inc.	17,116	$ 2,685,158
		$ 2,685,158
Electric Utilities — 1.7%
Constellation Energy Corp.	30,900	$ 2,663,889
Security	Shares	Value
Electric Utilities (continued)
NextEra Energy, Inc.	42,700	$ 3,569,720
		$ 6,233,609
Electrical Equipment — 0.9%
AMETEK, Inc.	23,500	$ 3,283,420
		$ 3,283,420
Electronic Equipment, Instruments & Components — 0.8%
TE Connectivity, Ltd.	24,400	$ 2,801,120
		$ 2,801,120
Energy Equipment & Services — 0.7%
Baker Hughes Co.(6)	92,600	$ 2,734,478
		$ 2,734,478
Entertainment — 1.1%
Electronic Arts, Inc.	34,400	$ 4,202,992
		$ 4,202,992
Equity Real Estate Investment Trusts (REITs) — 0.6%
Lamar Advertising Co., Class A	23,900	$ 2,256,160
		$ 2,256,160
Food & Staples Retailing — 1.1%
Walmart, Inc.	28,100	$ 3,984,299
		$ 3,984,299
Health Care Equipment & Supplies — 2.4%
Boston Scientific Corp.(6)	79,900	$ 3,696,973
Intuitive Surgical, Inc.(6)	10,500	2,786,175
Stryker Corp.	9,300	2,273,757
		$ 8,756,905
Health Care Providers & Services — 1.0%
Elevance Health, Inc.(6)	7,400	$ 3,795,978
		$ 3,795,978
Hotels, Restaurants & Leisure — 0.9%
Domino's Pizza, Inc.	5,700	$ 1,974,480
Marriott International, Inc., Class A	8,500	1,265,565
		$ 3,240,045
Insurance — 1.8%
Allstate Corp. (The)	34,200	$ 4,637,520
W.R. Berkley Corp.	29,400	2,133,558
		$ 6,771,078

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Interactive Media & Services — 2.0%
Alphabet, Inc., Class C(6)	81,200	$ 7,204,876
		$ 7,204,876
Internet & Direct Marketing Retail — 1.5%
Amazon.com, Inc.(6)	67,480	$ 5,668,320
		$ 5,668,320
IT Services — 2.7%
Automatic Data Processing, Inc.	16,600	$ 3,965,076
Visa, Inc., Class A	27,700	5,754,952
		$ 9,720,028
Life Sciences Tools & Services — 2.2%
Danaher Corp.	17,100	$ 4,538,682
Thermo Fisher Scientific, Inc.	6,718	3,699,535
		$ 8,238,217
Machinery — 0.7%
Westinghouse Air Brake Technologies Corp.	26,400	$ 2,634,984
		$ 2,634,984
Media — 0.7%
Comcast Corp., Class A	70,200	$ 2,454,894
		$ 2,454,894
Multi-Utilities — 0.7%
Sempra Energy	17,500	$ 2,704,450
		$ 2,704,450
Pharmaceuticals — 1.8%
Bristol-Myers Squibb Co.	39,900	$ 2,870,805
Eli Lilly & Co.	10,300	3,768,152
		$ 6,638,957
Professional Services — 1.4%
Booz Allen Hamilton Holding Corp.	21,800	$ 2,278,536
TransUnion	48,500	2,752,375
		$ 5,030,911
Real Estate Management & Development — 0.8%
FirstService Corp.(7)	25,000	$ 3,063,750
		$ 3,063,750
Road & Rail — 1.0%
Union Pacific Corp.	17,600	$ 3,644,432
		$ 3,644,432
Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.	25,100	$ 4,117,153
Lam Research Corp.	5,900	2,479,770
Texas Instruments, Inc.	20,151	3,329,348
		$ 9,926,271
Software — 6.3%
Black Knight, Inc.(6)	32,900	$ 2,031,575
Fair Isaac Corp.(6)	3,100	1,855,598
Intuit, Inc.	6,952	2,705,858
Microsoft Corp.	59,893	14,363,539
VMware, Inc., Class A(6)	17,300	2,123,748
		$ 23,080,318
Specialty Retail — 1.4%
Home Depot, Inc. (The)	6,100	$ 1,926,746
TJX Cos., Inc. (The)	41,400	3,295,440
		$ 5,222,186
Technology Hardware, Storage & Peripherals — 3.1%
Apple, Inc.	86,388	$ 11,224,393
		$ 11,224,393
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	20,300	$ 2,375,303
		$ 2,375,303
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.(6)	22,930	$ 3,210,200
		$ 3,210,200
Total Common Stocks (identified cost $154,638,161)		$205,589,416

Corporate Bonds — 16.6%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.2%
Celanese US Holdings, LLC:
6.165%, 7/15/27	$331	$ 327,005
6.33%, 7/15/29	335	326,215
South32 Treasury, Ltd., 4.35%, 4/14/32(1)	306	262,635
		$ 915,855

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Communications — 0.9%
AT&T, Inc.:
3.55%, 9/15/55	$651	$ 437,303
3.65%, 6/1/51	476	337,404
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	124	112,864
Charter Communications Operating, LLC/Charter Communications Operating Capital:
4.80%, 3/1/50	986	719,669
5.25%, 4/1/53	88	68,295
Comcast Corp.:
2.887%, 11/1/51	446	288,454
2.937%, 11/1/56	456	284,083
Level 3 Financing, Inc., 3.75%, 7/15/29(1)(7)	35	25,224
Nokia Oyj:
4.375%, 6/12/27	347	328,189
6.625%, 5/15/39	395	375,620
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	185	142,344
SES S.A., 5.30%, 4/4/43(1)	109	83,527
T-Mobile USA, Inc.:
2.25%, 11/15/31	64	50,506
2.55%, 2/15/31	147	120,444
		$ 3,373,926
Consumer, Cyclical — 1.5%
American Airlines Pass-Through Trust, 4.40%, 3/22/25	$92	$ 90,257
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	768	739,892
5.75%, 4/20/29(1)	21	19,231
Aptiv PLC/Aptiv Corp., 3.25%, 3/1/32	146	119,803
Bath & Body Works, Inc.:
6.625%, 10/1/30(1)	234	219,986
6.875%, 11/1/35	39	34,737
7.60%, 7/15/37	165	139,695
Brunswick Corp., 5.10%, 4/1/52	133	96,080
Dave & Buster's, Inc., 7.625%, 11/1/25(1)	147	147,950
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	300	292,838
4.75%, 10/20/28(1)	460	433,094
Dick's Sporting Goods, Inc., 4.10%, 1/15/52(7)	748	485,000
Ford Motor Co., 4.75%, 1/15/43	45	32,402
Ford Motor Credit Co., LLC, 7.35%, 11/4/27	556	571,123
General Motors Co., 5.60%, 10/15/32	292	272,099
General Motors Financial Co., Inc., 4.30%, 4/6/29	438	393,194
Hyatt Hotels Corp.:
1.30%, 10/1/23	149	144,880
1.80%, 10/1/24	61	57,198
Security	Principal Amount (000’s omitted)	Value
Consumer, Cyclical (continued)
Lithia Motors, Inc.:
3.875%, 6/1/29(1)	$417	$ 343,422
4.375%, 1/15/31(1)(7)	70	57,077
Macy's Retail Holdings, LLC:
4.30%, 2/15/43	30	18,135
5.875%, 4/1/29(1)(7)	66	58,534
WarnerMedia Holdings, Inc.:
5.05%, 3/15/42(1)	336	258,258
5.141%, 3/15/52(1)	616	450,190
		$ 5,475,075
Consumer, Non-cyclical — 1.2%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$200	$ 182,702
4.25%, 11/1/29(1)	384	345,022
Block Financial, LLC, 3.875%, 8/15/30	575	504,413
Centene Corp.:
3.375%, 2/15/30	199	168,677
4.25%, 12/15/27	257	241,598
4.625%, 12/15/29	36	32,979
Coca-Cola Europacific Partners PLC, 1.50%, 1/15/27(1)	221	191,443
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	255	192,419
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	285	245,258
CVS Pass-Through Trust, 6.036%, 12/10/28	285	280,902
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	678	399,700
Ford Foundation (The), 2.415%, 6/1/50	435	275,664
Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)(7)	414	362,841
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	288	235,358
Perrigo Finance Unlimited Co., 4.40%, 6/15/30	305	260,280
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	323	231,812
3.00%, 10/15/30(1)	77	58,790
5.20%, 4/1/29(1)	45	41,203
		$ 4,251,061
Energy — 0.3%
NuStar Logistics, L.P.:
6.00%, 6/1/26	$216	$ 208,360
6.375%, 10/1/30(7)	137	126,922
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	369	321,684
5.00%, 1/31/28(1)	497	448,150
		$ 1,105,116

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial — 8.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
2.875%, 8/14/24	$150	$ 142,109
3.50%, 1/15/25	222	211,598
4.50%, 9/15/23	291	289,170
6.50%, 7/15/25	175	177,489
Affiliated Managers Group, Inc., 3.30%, 6/15/30	225	186,558
Air Lease Corp.:
2.875%, 1/15/26	355	328,855
2.875%, 1/15/32	119	94,839
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	60	54,061
Ally Financial, Inc., 8.00%, 11/1/31	390	403,676
American Assets Trust, L.P., 3.375%, 2/1/31	84	66,818
American National Group, Inc., 6.144%, 6/13/32(1)	70	66,410
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	335	285,994
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(8)	458	414,462
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(8)	400	342,163
5.294%, 8/18/27	600	586,802
Bank of America Corp.:
1.734% to 7/22/26, 7/22/27(8)	830	728,197
1.898% to 7/23/30, 7/23/31(8)	227	174,719
1.922% to 10/24/30, 10/24/31(8)	288	220,643
2.087% to 6/14/28, 6/14/29(8)	379	319,594
2.299% to 7/21/31, 7/21/32(8)	379	292,782
2.456% to 10/22/24, 10/22/25(8)	475	449,130
2.551% to 2/4/27, 2/4/28(8)	522	464,367
3.846% to 3/8/32, 3/8/37(8)	1,378	1,144,609
BankUnited, Inc., 5.125%, 6/11/30	140	130,016
BBVA Bancomer S.A./Texas:
1.875%, 9/18/25(1)	262	237,888
5.125% to 1/18/28, 1/18/33(1)(8)	500	449,616
BNP Paribas S.A.:
7.75% to 8/16/29(1)(8)(9)	220	217,800
9.25% to 11/17/27(1)(8)(9)	400	418,019
Boston Properties, L.P.:
2.45%, 10/1/33	750	541,535
6.75%, 12/1/27	235	242,724
BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(7)(8)	261	195,686
Bread Financial Holdings, Inc., 4.75%, 12/15/24(1)(7)	420	373,094
Broadstone Net Lease, LLC, 2.60%, 9/15/31	24	18,045
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(8)	256	219,367
3.75%, 7/28/26	122	115,022
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Capital One Financial Corp.: (continued)
4.20%, 10/29/25	$190	$ 183,804
CI Financial Corp.:
3.20%, 12/17/30	477	362,831
4.10%, 6/15/51	455	269,622
Citigroup, Inc.:
2.572% to 6/3/30, 6/3/31(8)	453	367,381
3.106% to 4/8/25, 4/8/26(8)	285	270,017
3.785% to 3/17/32, 3/17/33(8)	420	360,350
3.887% to 1/10/27, 1/10/28(8)	205	191,858
4.00% to 12/10/25(8)(9)	310	270,822
6.27% to 11/17/32, 11/17/33(8)	516	533,961
Corporate Office Properties, L.P., 2.90%, 12/1/33	226	160,943
Discover Bank, 4.682% to 8/9/23, 8/9/28(8)	270	259,202
Enact Holdings, Inc., 6.50%, 8/15/25(1)	435	427,640
EPR Properties:
3.75%, 8/15/29	516	404,946
4.50%, 6/1/27(7)	376	329,640
4.95%, 4/15/28	49	41,884
Extra Space Storage, L.P., 2.55%, 6/1/31	293	229,934
GA Global Funding Trust, 2.25%, 1/6/27(1)	677	596,844
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	777	571,763
Goldman Sachs Group, Inc. (The):
1.948% to 10/21/26, 10/21/27(8)	531	464,991
2.64% to 2/24/27, 2/24/28(8)	150	133,772
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	871	757,935
3.75%, 9/15/30(1)	158	116,385
6.00%, 4/15/25(1)(7)	283	274,510
HSBC Holdings PLC:
2.251% to 11/22/26, 11/22/27(8)	508	440,616
7.39% to 11/3/27, 11/3/28(8)	875	921,137
Intesa Sanpaolo SpA:
7.00%, 11/21/25(1)	200	204,194
8.248% to 11/21/32, 11/21/33(1)(8)	488	496,460
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	449	370,064
5.00%, 7/15/28(1)	161	144,892
JPMorgan Chase & Co.:
1.47% to 9/22/26, 9/22/27(8)	618	535,830
2.739% to 10/15/29, 10/15/30(8)	185	155,533
4.586% to 4/26/32, 4/26/33(8)	131	121,650
4.851% to 7/25/27, 7/25/28(8)	594	579,997
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	301	207,665
KKR Group Finance Co. X, LLC, 3.25%, 12/15/51(1)	109	69,446

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(8)	$289	$ 235,812
Life Storage, L.P., 2.40%, 10/15/31	382	294,807
Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	255	206,725
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(8)	301	288,190
Newmark Group, Inc., 6.125%, 11/15/23	134	132,947
OneMain Finance Corp.:
3.50%, 1/15/27	594	492,557
7.125%, 3/15/26	58	55,280
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	53	41,413
Radian Group, Inc., 4.875%, 3/15/27	538	493,865
Rocket Mortgage, LLC/Rocket Mortgage Co-Issuer, Inc.:
2.875%, 10/15/26(1)	72	61,838
3.875%, 3/1/31(1)	485	371,340
Sabra Health Care, L.P., 3.20%, 12/1/31	465	347,054
Santander UK Group Holdings PLC, 6.833% to 11/21/25, 11/21/26(8)	296	300,148
SITE Centers Corp., 3.625%, 2/1/25	259	244,656
Societe Generale S.A.:
6.221% to 6/15/32, 6/15/33(1)(8)	255	239,191
9.375% to 11/22/27(1)(8)(9)	207	212,944
Standard Chartered PLC:
1.214% to 3/23/24, 3/23/25(1)(8)	200	188,830
1.456% to 1/14/26, 1/14/27(1)(8)	226	196,236
1.822% to 11/23/24, 11/23/25(1)(8)	236	215,711
Stifel Financial Corp., 4.00%, 5/15/30	266	231,298
Sun Communities Operating, L.P.:
2.70%, 7/15/31	237	187,642
4.20%, 4/15/32	431	380,777
Swedbank AB, 5.337%, 9/20/27(1)	403	400,358
Synchrony Bank, 5.625%, 8/23/27	616	601,257
Synovus Bank/Columbus, GA, 4.00% to 10/29/25, 10/29/30(8)	250	232,176
Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(8)	35	34,286
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(8)	240	213,301
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(8)	887	924,697
Truist Financial Corp., 5.10% to 3/1/30(7)(8)(9)	409	380,370
UBS AG, 1.25%, 6/1/26(1)	331	289,660
UBS Group AG:
2.095% to 2/11/31, 2/11/32(1)(8)	359	271,098
4.375% to 2/10/31(1)(8)(9)	219	166,935
UniCredit SpA, 5.459% to 6/30/30, 6/30/35(1)(8)	200	162,882
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(8)	223	166,306
		$ 31,694,963
Security	Principal Amount (000’s omitted)	Value
Government - Multinational — 1.9%
Asian Development Bank, 3.125%, 9/26/28	$540	$ 509,134
European Bank for Reconstruction & Development, 1.50%, 2/13/25	475	446,636
European Investment Bank:
1.625%, 5/13/31	925	773,795
2.375%, 5/24/27	1,026	953,809
2.875%, 6/13/25(1)	1,892	1,827,101
Inter-American Development Bank, 0.875%, 4/3/25	377	348,711
International Bank for Reconstruction & Development:
3.125%, 11/20/25	1,200	1,159,769
3.829%, (SOFR + 0.13%), 1/13/23(3)	621	621,003
International Finance Corp., 4.414%, (SOFR + 0.09%), 4/3/24(3)	246	245,847
		$ 6,885,805
Government - Regional — 0.2%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	$720	$ 675,491
		$ 675,491
Industrial — 0.5%
Imola Merger Corp., 4.75%, 5/15/29(1)	$239	$ 207,841
Jabil, Inc.:
3.00%, 1/15/31	772	640,873
3.60%, 1/15/30	493	433,976
Owens Corning, 3.95%, 8/15/29	631	574,850
		$ 1,857,540
Other Revenue — 0.2%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	$675	$ 585,740
		$ 585,740
Technology — 0.4%
Dell International, LLC/EMC Corp., 3.45%, 12/15/51(1)	$92	$ 56,656
DXC Technology Co., 2.375%, 9/15/28(7)	228	192,341
Kyndryl Holdings, Inc.:
2.05%, 10/15/26	380	310,493
2.70%, 10/15/28	151	113,561
Seagate HDD Cayman:
4.091%, 6/1/29	320	265,756
5.75%, 12/1/34	180	152,938
9.625%, 12/1/32(1)	333	365,435
		$ 1,457,180
Utilities — 0.7%
AES Corp. (The), 2.45%, 1/15/31	$675	$ 538,556

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Utilities (continued)
American Water Capital Corp., 2.30%, 6/1/31	$41	$ 33,732
Avangrid, Inc., 3.15%, 12/1/24	141	134,866
Clearway Energy Operating, LLC, 3.75%, 1/15/32(1)	176	141,743
Enel Finance International N.V., 1.375%, 7/12/26(1)	567	489,302
MidAmerican Energy Co.:
3.15%, 4/15/50	215	153,198
4.25%, 7/15/49	300	256,050
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	371	317,412
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	34	31,786
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	233	184,702
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	343	308,153
		$ 2,589,500
Total Corporate Bonds (identified cost $69,333,180)		$ 60,867,252

Preferred Stocks — 0.2%

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.0%(10)
NuStar Energy, L.P., Series B, 10.41%, (3 mo. USD LIBOR + 5.643%)(3)(7)	9,964	$ 203,066
		$ 203,066
Real Estate Management & Development — 0.1%
Brookfield Property Partners, L.P.:
Series A, 5.75%	13,079	$ 176,959
Series A2, 6.375%	12,000	182,520
		$ 359,479
Wireless Telecommunication Services — 0.1%
United States Cellular Corp.:
5.50%	21,450	$ 311,454
6.25%	2,200	35,134
		$ 346,588
Total Preferred Stocks (identified cost $1,450,051)		$ 909,133

Senior Floating-Rate Loans(11) — 0.3%

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., Term Loan, 6.634%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$317	$ 302,002
		$ 302,002
IT Services — 0.0%(10)
Asurion, LLC, Term Loan, 7.634%, (1 mo. USD LIBOR + 3.25%), 12/23/26	$59	$ 52,489
		$ 52,489
Software — 0.1%
Hyland Software, Inc., Term Loan, 7.884%, (1 mo. USD LIBOR + 3.50%), 7/1/24	$129	$ 126,924
Seattle Spinco, Inc., Term Loan, 7.134%, (1 mo. USD LIBOR + 2.75%), 6/21/24	69	69,150
		$ 196,074
Specialty Retail — 0.1%
Petsmart, Inc., Term Loan, 8.13%, (1 mo. USD LIBOR + 3.75%), 2/11/28	$397	$ 390,286
		$ 390,286
Total Senior Floating-Rate Loans (identified cost $969,111)		$ 940,851

Sovereign Government Bonds — 0.4%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30	$235	$ 184,084
1.00%, 10/1/26	1,526	1,357,038
Total Sovereign Government Bonds (identified cost $1,743,162)		$ 1,541,122

Taxable Municipal Obligations — 1.6%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.4%
Los Angeles Unified School District, CA, 5.75%, 7/1/34(12)	$450	$ 470,772
Massachusetts, Green Bonds, 3.277%, 6/1/46	435	331,548
New York City, NY, 5.206%, 10/1/31(12)	470	475,678

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	$285	$ 248,144
		$ 1,526,142
Special Tax Revenue — 0.6%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.361%, 6/1/26	$405	$ 374,447
2.484%, 6/1/27	290	262,755
2.534%, 6/1/28	360	319,028
2.584%, 6/1/29	200	173,590
2.984%, 6/1/33	220	181,788
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(12)	300	305,112
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(12)	575	596,091
		$ 2,212,811
Water and Sewer — 0.6%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$130	$ 112,910
Narragansett Bay Commission, RI, Wastewater System Revenue:
Green Bonds, 2.094%, 9/1/30	170	138,047
Green Bonds, 2.184%, 9/1/31	140	111,345
Green Bonds, 2.264%, 9/1/32	125	97,445
Green Bonds, 2.344%, 9/1/33	135	103,409
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	145	114,625
Green Bonds, 1.701%, 5/1/31	130	101,014
Green Bonds, 1.951%, 5/1/34	75	54,815
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	1,440	1,179,360
		$ 2,012,970
Total Taxable Municipal Obligations (identified cost $6,727,480)		$ 5,751,923

U.S. Government Agencies and Instrumentalities — 0.4%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.618%, 8/1/23	$69	$ 68,156
2.668%, 8/1/24	240	232,468
2.738%, 8/1/25	240	229,688
3.435%, 8/1/34	220	193,792
3.485%, 8/1/35	125	108,770
Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development: (continued)
3.585%, 8/1/37	$225	$ 190,858
U.S. International Development Finance Corp.:
3.22%, 9/15/29	322	303,983
3.52%, 9/20/32	307	291,855
Total U.S. Government Agencies and Instrumentalities (identified cost $1,796,674)		$ 1,619,570

U.S. Government Agency Mortgage-Backed Securities — 5.4%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Pool #ZT0383, 3.50%, 3/1/48	$91	$ 84,798
Federal National Mortgage Association:
4.00%, 30-Year, TBA(13)	11,059	10,383,359
4.50%, 30-Year, TBA(13)	3,993	3,849,501
5.00%, 30-Year, TBA(13)	2,932	2,891,686
5.50%, 30-Year, TBA(13)	625	626,953
Pool #AN1909, 2.68%, 7/1/26	341	320,859
Pool #BM3990, 4.00%, 3/1/48	261	249,710
Pool #FM1867, 3.00%, 11/1/49	261	232,447
Pool #FM6803, 2.00%, 4/1/51	226	187,021
Pool #MA3149, 4.00%, 10/1/47	292	280,159
Government National Mortgage Association II:
Pool #CB2653, 2.50%, 3/20/51	308	264,623
Pool #CB8629, 2.50%, 4/20/51	469	402,073
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $20,365,684)		$ 19,773,189

U.S. Treasury Obligations — 9.4%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.375%, 8/15/50	$497	$ 276,349
1.875%, 2/15/41	481	340,232
1.875%, 2/15/51	296	188,232
1.875%, 11/15/51	368	233,206
2.00%, 11/15/41	795	568,037
2.00%, 8/15/51	338	221,430
2.25%, 2/15/52	523	363,894
2.375%, 2/15/42	4,994	3,815,436
2.875%, 5/15/52	275	220,430
3.00%, 8/15/52	127	104,676

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds: (continued)
3.375%, 8/15/42	$46	$ 41,127
U.S. Treasury Notes:
0.125%, 6/30/23	3,400	3,324,642
0.125%, 9/15/23	924	895,047
0.125%, 1/15/24	131	124,913
0.125%, 2/15/24	52	49,414
0.25%, 3/15/24	1,022	969,024
0.25%, 6/30/25	89	80,639
0.375%, 10/31/23	109	105,117
0.375%, 4/15/24	345	326,510
0.375%, 9/30/27	166	139,965
0.75%, 11/15/24	105	98,019
0.875%, 11/15/30	54	43,175
1.00%, 7/31/28	155	131,774
1.125%, 1/15/25	301	281,729
1.125%, 2/29/28	1,356	1,174,370
1.25%, 12/31/26	1,384	1,239,599
1.25%, 3/31/28	581	505,107
1.25%, 4/30/28	1,022	886,904
1.25%, 6/30/28	303	262,059
1.375%, 9/30/23	271	264,405
1.375%, 10/31/28	33	28,488
1.375%, 11/15/31	612	498,290
1.50%, 1/31/27	152	137,257
1.625%, 5/15/31	107	90,018
1.875%, 2/28/27	3,887	3,560,186
1.875%, 2/15/32	674	571,979
2.125%, 3/31/24	2,650	2,567,860
2.625%, 4/15/25	310	298,423
2.75%, 4/30/27	139	131,751
2.75%, 7/31/27	210	198,713
2.75%, 8/15/32	1,359	1,237,752
2.875%, 4/30/29	4,465	4,182,362
3.125%, 8/31/27	1,146	1,102,354
3.125%, 8/31/29	441	418,717
3.25%, 8/31/24	659	645,331
3.875%, 9/30/29	465	461,767
4.50%, 11/15/25	971	976,993
Total U.S. Treasury Obligations (identified cost $36,839,259)		$ 34,383,702

Short-Term Investments — 2.2%
Affiliated Fund — 1.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(14)	6,867,206	$ 6,867,206
Total Affiliated Fund (identified cost $6,867,206)		$ 6,867,206
Securities Lending Collateral — 0.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(15)	1,100,374	$ 1,100,374
Total Securities Lending Collateral (identified cost $1,100,374)		$ 1,100,374
Total Short-Term Investments (identified cost $7,967,580)		$ 7,967,580
Total Investments — 104.8% (identified cost $352,013,334)		$384,776,828
Other Assets, Less Liabilities — (4.8)%		$ (17,490,818)
Net Assets — 100.0%		$ 367,286,010

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2022, the aggregate value of these securities is $58,259,201 or 15.9% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2022.
(3)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2022.
(4)	Step coupon security. Interest rate represents the rate in effect at December 31, 2022.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 9).
(6)	Non-income producing security.
(7)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $2,127,803.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(10)	Amount is less than 0.05%.

See Notes to Financial Statements.

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VP SRI Balanced Portfolio
December 31, 2022
Schedule of Investments — continued

(11)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(12)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(13)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(15)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	3,656	USD	3,786	Bank of America, N.A.	2/28/23	$ 142	$ —
						$142	$ —
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	33	Long	3/31/23	$ 6,767,578	$ 8,860
U.S. 10-Year Treasury Note	2	Long	3/22/23	224,594	(531)
U.S. Long Treasury Bond	61	Long	3/22/23	7,645,969	538
U.S. Ultra-Long Treasury Bond	31	Long	3/22/23	4,163,688	24,176
U.S. 5-Year Treasury Note	(61)	Short	3/31/23	(6,583,711)	10,164
U.S. Ultra 10-Year Treasury Note	(100)	Short	3/22/23	(11,828,125)	17,899
U.S. Ultra-Long Treasury Bond	(5)	Short	3/22/23	(671,563)	(3,955)
					$57,151

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $344,389,502) - including $2,127,803 of securities on loan	$ 377,189,030
Investments in securities of affiliated issuers, at value (identified cost $7,623,832)	7,587,798
Receivable for open forward foreign currency exchange contracts	142
Cash	135,414
Deposits at broker for futures contracts	438,000
Receivable for investments sold	88,949
Receivable for capital shares sold	122,708
Dividends and interest receivable	1,262,418
Dividends receivable - affiliated	21,540
Securities lending income receivable	404
Tax reclaims receivable	46,829
Directors' deferred compensation plan	62,838
Total assets	$386,956,070
Liabilities
Payable for variation margin on open futures contracts	$ 17,034
Payable for when-issued/delayed delivery/forward commitment securities	18,123,964
Payable for capital shares redeemed	47,836
Deposits for securities loaned	1,100,374
Payable to affiliates:
Investment advisory fee	129,546
Administrative fee	38,144
Distribution and service fees	2,837
Sub-transfer agency fee	283
Directors' deferred compensation plan	62,838
Accrued expenses	147,204
Total liabilities	$ 19,670,060
Net Assets	$367,286,010
Sources of Net Assets
Paid-in capital	$ 327,217,589
Distributable earnings	40,068,421
Net Assets	$367,286,010
Class I Shares
Net Assets	$ 354,043,973
Shares Outstanding	170,874,002
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 2.07
Class F Shares
Net Assets	$ 13,242,037
Shares Outstanding	6,428,592
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 2.06

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $5,690)	$ 3,398,060
Dividend income - affiliated issuers	83,623
Interest and other income (net of foreign taxes withheld of $264)	5,110,110
Interest income - affiliated issuers	44,329
Securities lending income, net	12,109
Total investment income	$ 8,648,231
Expenses
Investment advisory fee	$ 1,619,843
Administrative fee	474,100
Distribution and service fees:
Class F	32,493
Directors' fees and expenses	19,429
Custodian fees	19,546
Transfer agency fees and expenses	160,778
Accounting fees	135,942
Professional fees	51,146
Reports to shareholders	25,019
Miscellaneous	23,032
Total expenses	$ 2,561,328
Waiver and/or reimbursement of expenses by affiliate	$ (4,773)
Net expenses	$ 2,556,555
Net investment income	$ 6,091,676
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 2,553,383
Investment securities - affiliated issuers	3,059
Futures contracts	(979,413)
Foreign currency transactions	1,462
Forward foreign currency exchange contracts	154
Net realized gain	$ 1,578,645
Change in unrealized appreciation (depreciation):
Investment securities	$ (76,824,627)
Investment securities - affiliated issuers	(16,974)
Futures contracts	232,561
Foreign currency	(1,377)
Forward foreign currency exchange contracts	142
Net change in unrealized appreciation (depreciation)	$(76,610,275)
Net realized and unrealized loss	$(75,031,630)
Net decrease in net assets from operations	$(68,939,954)

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 6,091,676	$ 4,584,745
Net realized gain	1,578,645	37,979,705
Net change in unrealized appreciation (depreciation)	(76,610,275)	18,037,454
Net increase (decrease) in net assets from operations	$ (68,939,954)	$ 60,601,904
Distributions to shareholders:
Class I	$ (40,673,358)	$ (18,133,416)
Class F	(1,449,335)	(482,625)
Total distributions to shareholders	$ (42,122,693)	$ (18,616,041)
Capital share transactions:
Class I	$ 15,494,832	$ (3,410,574)
Class F	3,933,807	4,225,654
Net increase in net assets from capital share transactions	$ 19,428,639	$ 815,080
Net increase (decrease) in net assets	$ (91,634,008)	$ 42,800,943
Net Assets
At beginning of year	$ 458,920,018	$ 416,119,075
At end of year	$367,286,010	$458,920,018

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Financial Highlights

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 2.78	$ 2.52	$ 2.29	$ 1.94	$ 2.23
Income (Loss) From Operations
Net investment income(1)	$ 0.04	$ 0.03	$ 0.03	$ 0.04	$ 0.04
Net realized and unrealized gain (loss)	(0.48)	0.34	0.31	0.43	(0.08)
Total income (loss) from operations	$ (0.44)	$ 0.37	$ 0.34	$ 0.47	$ (0.04)
Less Distributions
From net investment income	$ (0.03)	$ (0.03)	$ (0.04)	$ (0.04)	$ (0.04)
From net realized gain	(0.24)	(0.08)	(0.07)	(0.08)	(0.21)
Total distributions	$ (0.27)	$ (0.11)	$ (0.11)	$ (0.12)	$ (0.25)
Net asset value — End of year	$ 2.07	$ 2.78	$ 2.52	$ 2.29	$ 1.94
Total Return(2)	(15.41)%	15.12%	15.26%	24.40%	(2.67)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$354,044	$445,917	$408,223	$362,392	$296,345
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.64%	0.63%	0.63%	0.62%	0.72%
Net expenses	0.64% (4)	0.63%	0.63%	0.62%	0.70%
Net investment income	1.55%	1.04%	1.39%	1.68%	1.66%
Portfolio Turnover	84% (5)	93% (5)	104% (5)	70% (5)	77%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 2.77	$ 2.52	$ 2.30	$ 1.95	$ 2.24
Income (Loss) From Operations
Net investment income(1)	$ 0.03	$ 0.02	$ 0.03	$ 0.03	$ 0.03
Net realized and unrealized gain (loss)	(0.47)	0.34	0.30	0.44	(0.07)
Total income (loss) from operations	$ (0.44)	$ 0.36	$ 0.33	$ 0.47	$ (0.04)
Less Distributions
From net investment income	$ (0.03)	$ (0.03)	$ (0.04)	$ (0.04)	$ (0.04)
From net realized gain	(0.24)	(0.08)	(0.07)	(0.08)	(0.21)
Total distributions	$ (0.27)	$ (0.11)	$ (0.11)	$ (0.12)	$ (0.25)
Net asset value — End of year	$ 2.06	$ 2.77	$ 2.52	$ 2.30	$ 1.95
Total Return(2)	(15.47)%	14.72%	14.76%	24.28%	(2.65)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,242	$13,003	$ 7,896	$ 5,023	$1,920
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.89%	0.88%	0.88%	0.86%	0.96%
Net expenses	0.89% (4)	0.88%	0.88%	0.86%	0.96%
Net investment income	1.31%	0.79%	1.13%	1.44%	1.40%
Portfolio Turnover	84% (5)	93% (5)	104% (5)	70% (5)	77%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP SRI Balanced Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 24,764,768	$ —	$ 24,764,768
Collateralized Mortgage Obligations	—	4,765,946	—	4,765,946
Commercial Mortgage-Backed Securities	—	15,902,376	—	15,902,376
Common Stocks	205,589,416 (1)	—	—	205,589,416
Corporate Bonds	—	60,867,252	—	60,867,252
Preferred Stocks	909,133	—	—	909,133
Senior Floating-Rate Loans	—	940,851	—	940,851
Sovereign Government Bonds	—	1,541,122	—	1,541,122
Taxable Municipal Obligations	—	5,751,923	—	5,751,923
U.S. Government Agencies and Instrumentalities	—	1,619,570	—	1,619,570
U.S. Government Agency Mortgage-Backed Securities	—	19,773,189	—	19,773,189
U.S. Treasury Obligations	—	34,383,702	—	34,383,702
Short-Term Investments:
Affiliated Fund	6,867,206	—	—	6,867,206
Securities Lending Collateral	1,100,374	—	—	1,100,374
Total Investments	$214,466,129	$170,310,699	$ —	$384,776,828
Forward Foreign Currency Exchange Contracts	$ —	$ 142	$ —	$ 142
Futures Contracts	61,637	—	—	61,637
Total	$214,527,766	$170,310,841	$ —	$384,838,607
Liability Description
Futures Contracts	$ (4,486)	$ —	$ —	$ (4,486)
Total	$ (4,486)	$ —	$ —	$ (4,486)

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements — continued

C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments.
G  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
H  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
I  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
J  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
K  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements — continued

L   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
M  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
N  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $500 million	0.410%
Over $500 million up to and including $1 billion	0.360%
Over $1 billion	0.325%
For the year ended December 31, 2022, the investment advisory fee amounted to $1,619,843 or 0.41% of the Fund's average daily net assets.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $4,773 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $474,100.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $32,493 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $1,297 and are included in transfer agency fees and expenses on the Statement of Operations.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements — continued

Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $158,321, and are included in transfer agency fees and expenses on the Statement of Operations.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $159,911,248 and $204,972,925, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $179,670,466 and $160,110,359, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$ 8,553,470	$ 6,894,232
Long-term capital gains	$33,569,223	$11,721,809
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 6,110,448
Undistributed long-term capital gains	1,462,708
Net unrealized appreciation	32,501,651
Other temporary differences	(6,386)
Distributable earnings	$40,068,421
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$352,272,545
Gross unrealized appreciation	$ 54,351,692
Gross unrealized depreciation	(21,847,409)
Net unrealized appreciation	$ 32,504,283

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements — continued

6  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2022 is included in the Schedule of Investments. At December 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended December 31, 2022, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
Interest Rate Risk: During the year ended December 31, 2022, the Fund used futures contracts and options thereon to hedge interest rate risk and to manage duration.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2022, the Fund had no open derivatives with credit-related contingent features in a net liability position.
At December 31, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Risk	Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 142	$ —
Interest rate	Futures contracts	Distributable earnings	61,637 (1)	(4,486) (1)
Total			$61,779	$(4,486)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2022 was as follows:
Statement of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ —	$ 1,076	$ 1,076
Futures contracts	—	(979,413)	(979,413)
Forward foreign currency exchange contracts	154	—	154
Total	$ 154	$(978,337)	$(978,183)
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ —	$ 1,210	$ 1,210
Futures contracts	—	232,561	232,561
Forward foreign currency exchange contracts	142	—	142
Total	$ 142	$ 233,771	$ 233,913

(1)	Relates to purchased options.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended December 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$28,878,000	$19,488,000	$30,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended December 31, 2022, which is indicative of the volume of this derivative type, was 4 contracts.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan, including accrued interest, was $2,151,567 and the total value of collateral received was $2,206,282, comprised of cash of $1,100,374 and U.S. government and/or agencies securities of $1,105,908.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 1,026,177	$ —	$ —	$ —	$ 1,026,177
Preferred Stocks	74,197	—	—	—	74,197
Total	$1,100,374	$ —	$ —	$ —	$1,100,374
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
9  Affiliated Issuers and Funds
At December 31, 2022, the value of the Fund's investment in affiliated issuers and funds, including issuers and funds that may be deemed to be affiliated, was $7,587,798, which represents 2.1% of the Fund's net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.81%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$685,150	$ —	$ (685,000)	$ 2,027	$ (2,095)	$ —	$ 9,955	$ —
Series 2017-CLS, Class E, 2.06%, (1 mo. USD LIBOR + 1.95%), 11/15/34	78,896	—	(79,000)	61	42	—	1,946	—
Series 2017-CLS, Class F, 2.71%, (1 mo. USD LIBOR + 2.60%), 11/15/34	168,469	—	(169,000)	—	840	—	4,727	—
Series 2019-BPR, Class A, 5.968%, (1 mo. USD LIBOR + 1.65%), 5/15/36	533,095	—	(66,412)	—	(14,330)	452,353	15,513	472,588
Series 2019-BPR, Class B, 6.668%, (1 mo. USD LIBOR + 2.35%), 5/15/36	178,500	—	—	—	(3,050)	175,544	7,346	187,000
Series 2019-BPR, Class C, 7.618%, (1 mo. USD LIBOR + 3.30%), 5/15/36	91,069	—	—	—	1,626	92,695	4,842	100,000
Short-Term Investments
Cash Reserves Fund	232,492	44,420,856	(44,654,312)	971	(7)	—	1,243	—
Liquidity Fund	—	67,630,758	(60,763,552)	—	—	6,867,206	82,380	6,867,206
Total				$3,059	$ (16,974)	$7,587,798	$127,952
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 500,000,000 common shares, $0.01 par value, for each Class.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Notes to Financial Statements — continued

Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	7,482,479	$ 17,882,783	9,350,542	$ 25,017,694
Reinvestment of distributions	20,646,374	40,673,358	6,842,798	18,133,416
Shares redeemed	(17,906,537)	(43,061,309)	(17,282,540)	(46,561,684)
Net increase (decrease)	10,222,316	$ 15,494,832	(1,089,200)	$ (3,410,574)
Class F
Shares sold	2,268,913	$ 5,589,052	1,857,812	$ 5,015,150
Reinvestment of distributions	739,457	1,449,335	182,813	482,625
Shares redeemed	(1,276,706)	(3,104,580)	(471,455)	(1,272,121)
Net increase	1,731,664	$ 3,933,807	1,569,170	$ 4,225,654
At December 31, 2022, separate accounts of three insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 71.9%.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Balanced Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Balanced Portfolio (the "Fund") (one of the funds constituting Calvert Variable Series, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 32.5% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended December 31, 2022, the Fund designates 0.97% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $1,465,724 or, if subsequently determined to be different, the net capital gain of such year.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 1999 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.

Calvert
VP SRI Balanced Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24217     12.31.22

Calvert
VP SRI Mid Cap Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP SRI Mid Cap Portfolio

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.86%; the S&P 500® Index, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%.
Fund Performance
For the 12-month period ended December 31, 2022, Calvert VP SRI Mid Cap Portfolio (the Fund) returned -19.49% at net asset value (NAV), underperforming its benchmark, the Russell Midcap® Index (the Index), which returned -17.32%.
Stock selections and sector allocations detracted from performance relative to the Index during the period. Selections in the industrials and consumer discretionary sectors especially weighed on relative performance. Both an underweight exposure to the energy sector and selections within the sector had negative impacts on returns relative to the Index during the period.
Although stock selections overall detracted from Fund returns relative to the Index, selections in the information technology and financials sectors contributed to relative performance during the period.
Trex Co., Inc. (Trex), a composite decking and railing manufacturer, was among the largest detractors from relative returns during the period. Trex’s share price declined as demand for home projects and renovations dropped as the pandemic began to subside. Rising prices for raw materials also had a negative impact on the company during the period.
The share price of Bath & Body Works, LLC, a retailer of personal care and home products, fell on investor concerns about the company’s transition to a new chief executive officer, elevated freight costs, and the possible impact of inflation on consumer spending. By period-end, the stock was sold from the Fund.
Bill.com Holdings, Inc. (Bill.com), a provider of cloud-based software for automating the back-office financial operations of small- and mid-size businesses, also detracted from performance relative to the Index during the period. Bill.com’s share price fell amid rising interest rates and disappointing financial results. By period-end, the stock was sold from the Fund.
Fair Isaac Corp. (Fair Isaac), a large credit-rating company and provider of software that seeks to predict consumer behavior in the U.S., was a leading contributor to relative performance during the period. Fair Isaac’s share price rose as the company was able to raise the price of its products, leading to increased revenues and higher profit margins.
The share price of Assurant, Inc., a provider of consumer electronics and homeowners insurance, rose after the company reported strong fourth-quarter 2021 financial results. Earnings growth, driven by mobile device trade-ins, exceeded market expectations during the period. By period-end, the stock was sold from the Fund.
Baker Hughes Co. (Baker Hughes), a global provider of technology for energy producers, contributed to performance relative to the Index during the period. Baker Hughes’s share price benefited from the rise in oil prices during the period. By period-end, the stock was sold from the Fund.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	07/16/1991	07/16/1991	(19.49)%	5.47%	7.81%

Russell Midcap® Index	—	—	(17.32)%	7.10%	10.95%

% Total Annual Operating Expense Ratios[3]
0.96%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)1

Top 10 Holdings (% of net assets)[1]
Fair Isaac Corp.	3.3%
Teleflex, Inc.	3.0
Sysco Corp.	2.8
Nordson Corp.	2.8
Cooper Cos., Inc. (The)	2.7
Synopsys, Inc.	2.7
Graco, Inc.	2.6
VeriSign, Inc.	2.6
Microchip Technology, Inc.	2.5
RLI Corp.	2.4
Total	27.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
	$1,000.00	$1,032.10	$5.07 **	0.99%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.21	$5.04 **	0.99%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Schedule of Investments

Common Stocks — 99.0%

Security	Shares	Value
Auto Components — 3.9%
Aptiv PLC(1)	5,621	$ 523,484
Dorman Products, Inc.(1)	5,958	481,823
		$ 1,005,307
Banks — 3.9%
Commerce Bancshares, Inc.	5,472	$ 372,479
First Republic Bank	2,780	338,854
M&T Bank Corp.	2,103	305,061
		$ 1,016,394
Building Products — 1.6%
Trex Co., Inc.(1)	9,549	$ 404,209
		$ 404,209
Capital Markets — 6.1%
LPL Financial Holdings, Inc.	1,336	$ 288,803
MarketAxess Holdings, Inc.	1,532	427,259
Raymond James Financial, Inc.	4,242	453,258
Tradeweb Markets, Inc., Class A	6,533	424,188
		$ 1,593,508
Chemicals — 2.3%
Quaker Chemical Corp.	3,626	$ 605,179
		$ 605,179
Commercial Services & Supplies — 3.3%
Copart, Inc.(1)	4,896	$ 298,118
Rentokil Initial PLC ADR	18,347	565,271
		$ 863,389
Communications Equipment — 3.2%
F5, Inc.(1)	2,552	$ 366,238
Motorola Solutions, Inc.	1,772	456,662
		$ 822,900
Containers & Packaging — 2.2%
AptarGroup, Inc.	5,315	$ 584,544
		$ 584,544
Distributors — 0.9%
Pool Corp.	772	$ 233,399
		$ 233,399
Security	Shares	Value
Electric Utilities — 2.0%
Alliant Energy Corp.	9,472	$ 522,949
		$ 522,949
Electrical Equipment — 2.9%
AMETEK, Inc.	4,254	$ 594,369
Generac Holdings, Inc.(1)	1,479	148,876
		$ 743,245
Electronic Equipment, Instruments & Components — 1.3%
TE Connectivity, Ltd.	3,027	$ 347,500
		$ 347,500
Entertainment — 2.3%
Electronic Arts, Inc.	4,887	$ 597,094
		$ 597,094
Equity Real Estate Investment Trusts (REITs) — 8.3%
Equity LifeStyle Properties, Inc.	9,357	$ 604,462
Lamar Advertising Co., Class A	5,975	564,040
Mid-America Apartment Communities, Inc.	3,150	494,518
Rexford Industrial Realty, Inc.	9,301	508,207
		$ 2,171,227
Food & Staples Retailing — 2.8%
Sysco Corp.	9,547	$ 729,868
		$ 729,868
Health Care Equipment & Supplies — 6.9%
Cooper Cos., Inc. (The)	2,127	$ 703,335
IDEXX Laboratories, Inc.(1)	763	311,274
Teleflex, Inc.	3,167	790,578
		$ 1,805,187
Health Care Providers & Services — 0.8%
R1 RCM, Inc.(1)	19,853	$ 217,390
		$ 217,390
Hotels, Restaurants & Leisure — 2.3%
Domino's Pizza, Inc.	882	$ 305,525
Wyndham Hotels & Resorts, Inc.	4,167	297,149
		$ 602,674
Insurance — 4.1%
RLI Corp.	4,813	$ 631,803
Ryan Specialty Holdings, Inc.(1)	10,799	448,266
		$ 1,080,069

7
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Interactive Media & Services — 0.6%
CarGurus, Inc.(1)	10,483	$ 146,867
		$ 146,867
IT Services — 2.6%
VeriSign, Inc.(1)	3,320	$ 682,061
		$ 682,061
Life Sciences Tools & Services — 2.2%
Waters Corp.(1)	1,659	$ 568,340
		$ 568,340
Machinery — 7.3%
Graco, Inc.	10,186	$ 685,110
Nordson Corp.	3,017	717,201
Westinghouse Air Brake Technologies Corp.	5,086	507,634
		$ 1,909,945
Multiline Retail — 2.1%
Dollar General Corp.	2,220	$ 546,675
		$ 546,675
Multi-Utilities — 2.0%
CMS Energy Corp.	8,301	$ 525,702
		$ 525,702
Pharmaceuticals — 1.9%
Royalty Pharma PLC, Class A	12,796	$ 505,698
		$ 505,698
Road & Rail — 1.7%
Landstar System, Inc.	2,776	$ 452,210
		$ 452,210
Semiconductors & Semiconductor Equipment — 2.5%
Microchip Technology, Inc.	9,267	$ 651,007
		$ 651,007
Software — 8.1%
Fair Isaac Corp.(1)	1,422	$ 851,181
Synopsys, Inc.(1)	2,202	703,077
Tyler Technologies, Inc.(1)	1,728	557,124
		$ 2,111,382
Specialty Retail — 4.0%
Five Below, Inc.(1)	1,494	$ 264,244
Floor & Decor Holdings, Inc., Class A(1)(2)	3,808	265,151
Security	Shares	Value
Specialty Retail (continued)
O'Reilly Automotive, Inc.(1)	427	$ 360,401
RH (1)(2)	535	142,946
		$ 1,032,742
Trading Companies & Distributors — 2.9%
Core & Main, Inc., Class A(1)	18,582	$ 358,819
United Rentals, Inc.(1)	1,110	394,515
		$ 753,334
Total Common Stocks (identified cost $24,754,723)		$25,831,995

Short-Term Investments — 1.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(3)	284,995	$ 284,995
Total Short-Term Investments (identified cost $284,995)		$ 284,995
Total Investments — 100.1% (identified cost $25,039,718)		$26,116,990
Other Assets, Less Liabilities — (0.1)%		$ (38,970)
Net Assets — 100.0%		$ 26,078,020

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $403,779.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.

Abbreviations:
ADR	– American Depositary Receipt

8
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $24,754,723) - including $403,779 of securities on loan	$ 25,831,995
Investments in securities of affiliated issuers, at value (identified cost $284,995)	284,995
Receivable for capital shares sold	14,051
Dividends receivable	13,299
Dividends receivable - affiliated	1,922
Securities lending income receivable	33
Receivable from affiliate	4,631
Directors' deferred compensation plan	7,436
Total assets	$26,158,362
Liabilities
Payable for capital shares redeemed	$ 12,096
Payable to affiliates:
Investment advisory fee	14,768
Administrative fee	2,741
Sub-transfer agency fee	90
Directors' deferred compensation plan	7,436
Accrued expenses	43,211
Total liabilities	$ 80,342
Net Assets	$26,078,020
Sources of Net Assets
Paid-in capital	$ 24,971,765
Distributable earnings	1,106,255
Net Assets	$26,078,020

Net Assets	$ 26,078,020
Shares Outstanding	1,140,803
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 22.86
9
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $44)	$ 344,931
Dividend income - affiliated issuers	7,955
Securities lending income, net	3,130
Total investment income	$ 356,016
Expenses
Investment advisory fee	$ 189,143
Administrative fee	34,919
Directors' fees and expenses	1,425
Custodian fees	2,250
Transfer agency fees and expenses	18,139
Accounting fees	8,556
Professional fees	34,889
Reports to shareholders	5,518
Miscellaneous	5,317
Total expenses	$ 300,156
Waiver and/or reimbursement of expenses by affiliate	$ (12,768)
Net expenses	$ 287,388
Net investment income	$ 68,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 21,651
Investment securities - affiliated issuers	19
Foreign currency transactions	(611)
Net realized gain	$ 21,059
Change in unrealized appreciation (depreciation):
Investment securities	$ (7,066,187)
Net change in unrealized appreciation (depreciation)	$(7,066,187)
Net realized and unrealized loss	$(7,045,128)
Net decrease in net assets from operations	$(6,976,500)
10
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$ 68,628	$ (32,312)
Net realized gain	21,059	5,967,709
Net change in unrealized appreciation (depreciation)	(7,066,187)	(827,487)
Net increase (decrease) in net assets from operations	$ (6,976,500)	$ 5,107,910
Distributions to shareholders	$ (5,915,849)	$ (1,642,396)
Net increase (decrease) in net assets from capital share transactions	$ 1,998,781	$ (2,366,746)
Net increase (decrease) in net assets	$(10,893,568)	$ 1,098,768
Net Assets
At beginning of year	$ 36,971,588	$ 35,872,820
At end of year	$ 26,078,020	$36,971,588
11
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Financial Highlights

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 37.47	$ 34.10	$ 32.89	$ 27.48	$ 31.96
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.07	$ (0.03)	$ 0.08	$ 0.14	$ 0.15
Net realized and unrealized gain (loss)	(8.03)	5.07	3.63	8.21	(1.09)
Total income (loss) from operations	$ (7.96)	$ 5.04	$ 3.71	$ 8.35	$ (0.94)
Less Distributions
From net investment income	$ —	$ (0.07)	$ (0.14)	$ (0.15)	$ (0.18)
From net realized gain	(6.65)	(1.60)	(2.36)	(2.79)	(3.36)
Total distributions	$ (6.65)	$ (1.67)	$ (2.50)	$ (2.94)	$ (3.54)
Net asset value — End of year	$ 22.86	$ 37.47	$ 34.10	$ 32.89	$ 27.48
Total Return(2)	(19.49)%	15.03%	12.24%	31.36%	(4.43)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,078	$36,972	$35,873	$36,066	$31,929
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.03%	0.96%	0.99%	1.00%	1.01%
Net expenses	0.99% (4)	0.96%	0.99%	0.99%	0.99%
Net investment income (loss)	0.24%	(0.09)%	0.26%	0.44%	0.46%
Portfolio Turnover	91%	74%	82%	72%	62%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
12
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP SRI Mid Cap Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
13

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 25,831,995(1)	$ —	$ —	$ 25,831,995
Short-Term Investments	284,995	—	—	284,995
Total Investments	$26,116,990	$ —	$ —	$26,116,990

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $189,143.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $514 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
14

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $12,254.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $34,919.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $1,855 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $15,859 and are included in transfer agency fees and expenses on the Statement of Operations.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $26,496,705 and $30,517,452, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$ 845,481	$ 72,800
Long-term capital gains	$5,070,368	$1,569,596
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 57,576
Deferred capital losses	(16,073)
Net unrealized appreciation	1,064,752
Distributable earnings	$1,106,255
15

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Notes to Financial Statements — continued

At December 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $16,073 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2022, $16,073 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$25,052,238
Gross unrealized appreciation	$ 2,599,655
Gross unrealized depreciation	(1,534,903)
Net unrealized appreciation	$ 1,064,752
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $403,779 and the total value of collateral received was $422,614, comprised of U.S. government and/or agencies securities.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2022.
16

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Notes to Financial Statements — continued

8  Affiliated Funds
At December 31, 2022, the value of the Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $284,995, which represents 1.1% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$26,304	$1,937,431	$(1,963,754)	$ 19	$ —	$ —	$ 42	—
Liquidity Fund	—	4,108,851	(3,823,856)	—	—	284,995	7,913	284,995
Total				$ 19	$ —	$284,995	$7,955
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 1,000,000,000 common shares, $0.01 par value.
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	39,506	$ 1,154,913	58,905	$ 2,163,794
Reinvestment of distributions	284,416	5,915,849	45,813	1,642,396
Shares redeemed	(169,691)	(5,071,981)	(170,099)	(6,172,936)
Net increase (decrease)	154,231	$ 1,998,781	(65,381)	$(2,366,746)
At December 31, 2022, separate accounts of four insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 85.1%.
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
17

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Mid Cap Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Mid Cap Portfolio (the "Fund") (one of the funds constituting Calvert Variable Series, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
18

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and 163(j) interest dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 27.85% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended December 31, 2022, the Fund designates 69.97% of distributions from net investment income as a 163(j) interest dividend.
19

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 1999 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
20

Calvert
VP SRI Mid Cap Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
21

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

22

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
23

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
24

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24219     12.31.22

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2021 and December 31, 2022 for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	12/31/21	%*	12/31/22	%*
Audit Fees	$47,000	0%	$47,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$7,800	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$54,800	0%	$47,000	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/21		Fiscal Year ended 12/31/22
$	%*	$	%*
$7,800	0%	$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ Ted Eliopoulos
Ted Eliopoulos
President

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 23, 2023

By:	/s/ Ted Eliopoulos
Ted Eliopoulos
President

Date: February 23, 2023